EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT




We hereby consent to the inclusion in the Registration Statement on Form SB-2 Amendment No. 1 of Flemington Pharmaceutical Corporation of our report dated August 31, 2001 relating to the financial statements of Flemington Pharmaceutical Corporation, Inc. We also hereby consent to the reference to us under the heading Experts in such Registration Statement.




                                            WISS  &  COMPANY,  LLP


Livingston,  New  Jersey
August  29,  2002